2. Item G.1.a.ii. Provision of financial support. If the Registrant responded “YES” to Item B.14., provide the following information (unless the Registrant is a Money Market Fund):

(a) Description of nature of support.

(b) Person providing support.

(c) Brief description of relationship between the person providing support and the Registrant.

(d) Date support provided.

(e) Amount of support.

(f) Security supported (if applicable). Disclose the full name of the issuer, the title of the issue (including coupon or yield, if applicable) and at least two identifiers, if available (e.g., CIK, CUSIP, ISIN, LEI).

(g) Value of security supported on date support was initiated (if applicable).

(h) Brief description of reason for support.

(i) Term of support.

(j) Brief description of any contractual restrictions relating to support.

CALAMOS RESPONSES

(a) The support was a single payment to compensate the Calamos S&P 500 Structured Alt Protection ETF – May (the “Fund”) for a net loss due to an NAV error greater than $0.01 but below the Fund’s reprocessing threshold.

(b) Calamos Advisors LLC (the “Adviser”)

(c) Calamos Advisors LLC is the Investment Adviser to the Trust.

(d) July 01, 2024

(e) $6,155.38

(f) Not Applicable

(g) Non-applicable.

(h)

A redemption in-kind was incorrectly booked to the fund accounting records at cost rather than market value on June 6, 2024.  This caused the Fund’s NAV to be understated from June 6, 2024, through July 1, 2024, when posting in error was rebooked correctly.  The Fund received net subscriptions during the error period, resulting in a loss to the Fund.  In accordance with the Fund’s NAV Error Correction Policy, the Adviser reimbursed the Fund for the total value of the loss, $6,155.38, on July 1, 2024.

(i) A single payment for losses incurred.

(j) None.